UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): May 16, 2005 (May 13, 2005)

                             Alamosa Holdings, Inc.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-32357                 75-2890997
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
         of Incorporation)                                  Identification No.)


                    5225 S. Loop 289, Lubbock, Texas, 79424
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              (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (806) 722-1100


                                 Not Applicable
    ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


 /_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 /_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 /_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 /_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On May 13, 2005, Alamosa Holdings, Inc. ("Alamosa") completed a private exchange transaction pursuant to which a holder of Alamosa's Series B Convertible Preferred Stock, par value $0.01 per share ("Preferred Stock"), delivered to Alamosa 10,352 shares of Preferred Stock in exchange for 776,704 newly issued shares of Alamosa's common stock, par value $0.01 per share. The shares of common stock issued in exchange for the Preferred Stock were exempt from the registration requirements of the Securities Act of 1933 pursuant to
Section 3(a)(9) thereunder. At the close of the transaction, there were 160,062,626 shares of Alamosa's common stock outstanding.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 16, 2005



                                            ALAMOSA HOLDINGS, INC.


                                            By:  /s/ David Sharbutt
                                                 ------------------------------
                                                 David Sharbutt
                                                 Chief Executive Officer